PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                           STRONG ADVISOR INCOME FUNDS
                                     CLASS C

                        STRONG GOVERNMENT SECURITIES FUND
                         STRONG MINNESOTA TAX-FREE FUND
                      STRONG SHORT-TERM MUNICIPAL BOND FUND
                         STRONG WISCONSIN TAX-FREE FUND

              Supplement to the prospectus dated March 1, 2004, as
                 supplemented on May 10, 2004, and May 21, 2004

THE FOLLOWING SUPPLEMENTS THE INFORMATION FOUND IN THE SECTION ENTITLED "WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?" BEGINNING ON PAGE 18:

On May 26, 2004, Strong announced that it reached a definitive agreement with Wells Fargo & Company ("Wells Fargo") to acquire assets of Strong Financial Corporation and certain of its affiliates, including Strong Capital Management, Inc. ("Strong"), the investment advisor to the Strong Family of Funds. As part of the proposed transaction, Strong will be seeking approval from the Board of Directors of the Strong Funds ("Board") on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The transaction, which is anticipated to close in the first quarter of 2005, is subject to a number of conditions, including that the Board must determine whether the transaction is in the best interest of each Strong Fund and its shareholders. If the Board so determines, you will receive additional information from Strong requesting your approval regarding the transaction as it relates to your Strong Fund.

Wells Fargo, a diversified financial services company, was founded in 1852 and is primarily engaged in providing banking, insurance, investments, mortgage, and consumer finance services through its wholly owned subsidiaries. As of March 31, 2004, Wells Fargo had $397 billion in assets, and Wells Fargo Funds Management, LLC, with 69 mutual funds, had over $75 billion in assets.


             The date of this prospectus supplementis May 28, 2004.





















RT44986 05-04                                              SAIC504/WH2102 05-04